SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2004

                         NEWALLIANCE BANCSHARES, INC.
              (Exact name of registrant as specified in its charter)


        DELAWARE                6712                   52-2407114

   (State or other            (Primary                (I.R.S. employer
     jurisdiction of       Standard Industrial     indentification number)
 incorporation or       Classification Code Number)

                              195 Church Street
                        New Haven, Connecticut 06510
                                (203)787-1111




Items 1 through 4, 6, 8 through 12:  Not Applicable.

Item 5.  Other Events.

On March 30, 2004, NewAlliance Bancshares, Inc. (the "Company") announced that it has received final regulatory approvals to complete its stock offering in connection with the conversion of New Haven Savings Bank. The Company has also received final regulatory approvals to complete its acquisitions of Connecticut Bancshares, Inc. (holding company of Savings Bank of Manchester) (Nasdaq, "SBMC") and Alliance Bancorp of New England, Inc. (holding company of Tolland Bank) (AMEX, "ANE").

The closing of the conversion and two acquisitions is expected to be effective at the end of business on April 1, 2004. Shares of the Company are expected to begin trading Friday, April 2, 2004 on the Nasdaq
National Market under the symbol "NABC".

For further information regarding the conversion and the acquisitions, please refer to the Company's press release, which is attached as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(a) Not Applicable.
(b) Not Applicable.
(c) Exhibits.

Number      Description:
99.1:       Press Release dated March 30, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                NEWALLIANCE BANCSHARES, INC.



                                By:  /s/ Merrill B. Blanksteen
                                -----------------------------------
                                Merrill B. Blanksteen
                                Executive Vice President
                                and Chief Financial Officer

                                      Date: March 31, 2004

                         EXHIBIT INDEX


Number                      Description

99.1                        Press Release dated March 30, 2004